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                                                                   EXHIBIT 23(C)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statements (Nos. 33-61070 and 33-57332) of our reports dated April 7, 1995, included or incorporated by reference in Mitchell Energy & Development Corp.'s Form 10-K for the year ended January 31, 1995, and to all references to our Firm included in such Registration Statements.

                                          /s/  ARTHUR ANDERSEN LLP
Houston, Texas
January 25, 1996